UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 14, 2009
XO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30900	54-1983517

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13865 Sunrise Valley Drive
Herndon, Virginia 20171
(Address of Principal Executive Offices)
(703) 547-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) and (c) Effective June 14, 2009, the Company appointed Laura W. Thomas, age 53, as Senior Vice President and Chief Financial Officer of the Company. Prior to her appointment as Senior Vice President and Chief Financial Officer of the Company, Ms. Thomas was employed by the Company as Vice President — Finance since 2000.
     There are no material arrangements or understandings between Ms. Thomas and any other persons with respect to her appointment as Senior Vice President and Chief Financial Officer of the Company. There are no family relationships between Ms. Thomas and any director or executive officer, or any person nominated by the Company to become a director or executive officer, of the Company. There have been no transactions, nor are there any currently proposed transactions, to which the Company was or is to be a party in which Ms. Thomas, or any member of her immediate family, had, or will have, a direct or indirect material interest.
Item 7.01 Regulation FD Disclosure.
     The information contained in this Item 7.01, including the exhibit related thereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
Stockholder Annual Meeting
     On June 16, 2009, XO Holdings, Inc. (“XO”) held its annual meeting in New York, New York. A copy of the presentation made to the Stockholders at the June 16, 2009 meeting is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.
Item 8.01. Other Events.
     The information contained in this Item 8.01, including the exhibit related thereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.2 furnished pursuant to this Item 8.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
     On June 16, 2009, the Company issued a press release announcing the Company’s appointment of Laura W. Thomas as Senior Vice President and Chief Financial Officer of the Company. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated in this Item 8.01 by reference.
Forward-looking and Cautionary Statements
     The statements contained in this filing and the related exhibits that are not historical facts are “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. These statements include those describing XO Holdings, Inc’s (“XO”) expected future business and network operations, results of operations and its ability to execute on its plans and take advantage of opportunities. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of XO may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the ability of XO to raise additional capital on financially favorable terms and those risks and uncertainties described from time to time in the reports filed by XO with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its quarterly reports on Form 10-Q. XO undertakes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Annual Meeting Presentation to Stockholders on June 16, 2009

99.2	Press Release, dated June 16, 2009, announcing appointment of Laura W. Thomas as Senior Vice President and Chief Financial Officer of XO Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO HOLDINGS, INC.
By:	/s/ Carl J. Grivner
	Name:	Carl J. Grivner
	Title:	Chief Executive Officer, President and Director

Date: June 16, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Meeting Presentation to Stockholders on June 16, 2009

99.2	Press Release, dated June 16, 2009, announcing appointment of Laura W. Thomas as Senior Vice President and Chief Financial Officer of XO Holdings, Inc.